UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

Bishop Street Funds

Annual Report

December 31, 2014

Strategic Growth Fund

Dividend Value Fund

High Grade Income Fund

Hawaii Municipal Bond Fund

Investment Adviser

Bishop Street
Capital Management

BISHOP STREET FUNDS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

TABLE OF CONTENTS

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

2014 was a good year for U.S. investors. Financial markets were relatively calm and U.S. stocks and bonds produced returns that were above expectations. While the U.S. stock market experienced two modest pullbacks during the year, the S&P 500 rose 13.7%, including dividends. Contrary to popular belief, long-term interest rates declined with the Barclays Aggregate Bond Index gaining a surprising 6.0% for the year.

Despite the effects of a severe winter storm at the start of the year, U.S. economic growth accelerated supported by rising earnings and profits. European economies continued to struggle under the pressure of austerity programs, with labor markets and consumer demand remaining weak. Commodities experienced their second-worst year since 1971, as crude oil prices fell more than 45% in the second half of 2014, due to rising oil production and slowing demand. Falling commodity prices and weak overseas demand helped push inflation and long-term interest rates lower, leaving the Federal Reserve (Fed) in a quandary and waiting patiently for the “right” moment to move short-term interest rates higher following the end of quantitative easing.

Job growth was a bright spot in the U.S., with the economy creating 2.9 million new jobs in 2014; the largest increase in over fifteen years. Unemployment fell to 5.6% and though many are still out of work, labor market indicators appeared to provide a boost to business confidence increasing the odds of further hiring and future wage increases. Lower oil and commodity prices helped slow the rate of consumer price inflation to 0.8% in December despite higher food and medical costs. Overseas, deflation, negative interest rates and the strong U.S. dollar remained the center of attention as the European Central Bank contemplated strategies to help boost Eurozone economies, while slowing growth in Asia also pointed to potential trouble ahead.

Looking Ahead

We expect interest rates to remain low and the economic expansion in the U.S. to moderate this year and while corporate profits should remain healthy enough to support future growth, Fed policy moves will be a wild card. The Fed’s plan to move interest rates higher later this year will be dependent upon success in Europe, the effect of a strong U.S. dollar and the containment of geopolitical risks that have to date been

Bishop Street Funds

troubling. We think stock prices will continue to rise in 2015, though not at the double-digit pace of the past several years. As volatility increases and the probability of a significant decline growing more likely, we believe it is best to approach the markets with an appropriate mix of stocks and bonds to weather the storm. Consequently, diversification will continue to play an important role and we believe that our Bishop Street Fund strategies will offer attractive core U.S. stock and bond strategies to serve as the foundation of your investment portfolio.

Thank you for investing with Bishop Street Funds. We value your continued trust and confidence.

Sincerely,

Michael K. Hirai, CFA, CPA

President and Chief Investment Officer

Bishop Street Capital Management

January 28, 2015

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

Barclays U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Core Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Growth Funds Classification – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year salesperson- share growth value, compared to the S&P Super Composite 1500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Bishop Street Funds

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Strategic Growth Fund

For the 12-month period that ended December 31, 2014, the Fund returned 7.94%. The Fund underperformed its benchmark, the Russell 1000® Growth Index (Russell Index), which returned 13.05% for the period.

Manager discussion

The Fund delivered a strong year on an absolute basis, but trailed its benchmark the Russell 1000 Growth Index for the period.

Overall, stock selection was mixed for the year. The portfolio performed particularly well in the health care sector which added to relative results. The Fund’s positioning in the consumer discretionary, industrials, and information technology sectors held the portfolio back on a relative basis.

The portfolio got off to a fast start to begin the year, as our high growth companies fared well through the first quarter’s earnings season with a number of companies outperforming expectations while the rest of the market struggled on emerging markets concerns and the strength of the U.S. economy.

Even with this strong start, relative performance came under pressure as the market focused on the polar vortex’s effect on the U.S. economy and the general surprise of lower interest rates, which resulted in selling the highest growth companies indiscriminately in favor of more value oriented fare.

This shift in investor preference toward value oriented fare was quite pronounced and was the sharpest we have encountered. In this environment the Fund struggled. As the year progressed and corporate earnings came back into focus, the portfolio fared well overall and outperformed in the second half of 2014, but could not make up enough ground to overcome the spring sell off.

The underlying fundamentals of our high-quality, high-growth stocks remained very much intact, as the majority of our holdings exceeded earnings and revenues expectations, with top- and bottom-line growth in excess of 20% vs. the muted growth of the broader market.

Bishop Street Funds

With the confirmation of company fundamentals and a generally positive tone of better economic activity ahead, investors returned to high-growth companies as some of the names that had pulled back the most early in the high-growth sell off, including select biotechnology and internet related companies, moved meaningfully higher.

In health care, our positions in the biotechnology including Vertex Pharmaceuticals (cystic fibrosis therapies), Gilead Sciences (HIV and Hepatitis C treatments), Alexion Pharmaceuticals (rare blood disorders) and Celgene (treatments for multiple myeloma) were all notable contributors.

Many biotechnology companies which were strong performers in 2013 came under pressure in the spring on concerns of a speculative bubble in biotech and a request for information on pricing methodology regarding Gilead’s new treatment Sovaldi for Hepatitis C from members of the U.S. House of Representatives Energy and Commerce Committee.

Throughout this challenging period we maintained our long term investment approach remaining confident in our positions as we believed that our large cap biotech positions were attractively valued with compelling growth opportunities. We maintained our positions and ultimately these stocks recovered well, which added significant value to the Fund.

In consumer discretionary, our positions in Tesla Motor and Tractor Supply were relative outperformers. Electric vehicle manufacturer Tesla Motors was a notable contributor as the company delivered more cars than expected with solid margins. We remained invested in this unique growth story, but took the opportunity to trim our position throughout the year as shares moved higher.

Tractor Supply Company, a holding we established during the summer, was also a relative outperformer. Tractor Supply Company is a rural-lifestyle retailer which announced results with better-than-expected comparable store sales and raised guidance sending the stock sharply higher.

These positives were outweighed by lesser results in e-commerce leader Amazon.com, online travel booking site Priceline.com and media company Discovery Communications which all pulled back during the year.

Amazon disappointed investors, as the company came in shy of consensus revenue estimates late in the period and continued to reinvest in its business at levels that the

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

market was hoping to see slow. We maintained our position and will monitor the situation closely, as we continue to believe in the company’s long-term growth story.

Priceline.com trended lower in the second half of the year even after releasing a solid fourth quarter as weakness in Europe and foreign currency effects weighed on the near-term guidance.

Media company Discovery Communications was a notable detractor in consumer discretionary. Shares fell in excess of 20% for the year, as the company announced disappointing results and lowered forward guidance. Ultimately we sold our position due to changing fundamentals in the media industry.

In industrials, holdings in industrial fastener distributor Fastenal and aerospace metal component supplier Precision Castparts held back relative results, as both companies lagged for the year.

In information technology, our positions in Splunk (an enterprise software company focused on machine-generated log data), ARM Holdings (energy efficient semiconductors), MercadoLibre (South American e-commerce leader) and Twitter (social media) were all notable detractors and held back relative performance.

Even after posting solid results throughout the year with strong revenue growth, the market placed downward pressure on Splunk shares as well as many other big data, cloud-related names during the spring high growth sell off. MercadoLibre was not immune to the sell-off across the emerging markets early in the year, and the stock sold off. Both companies performed well late in the period, but were still detractors for the year.

ARM Holdings shares declined on near-term concerns of lower-than-expected royalty streams while smartphone inventories continue to correct coupled with a slower than anticipated build out of the Chinese 4G market. We continue to like ARM Holdings, as we believe it is one of the industry’s best opportunities for long-term secular growth.

In the fourth quarter, our position in Twitter reported a mixed quarter with better-than-expected revenues rates but came up light on user growth metrics. Additionally, the company’s guidance for the fourth quarter came in below expectations. Shares of the company sold off sharply, we maintained our position, as we believe this growth story will continue to play out.

Bishop Street Funds

Outlook

As we enter 2015, we continue to believe that U.S. equities, growth stocks in particular, are an attractive investment opportunity while anxiety regarding overall global growth is likely to persist. 2015 will probably be more of the same of what we witnessed in 2014 – modest and steady growth domestically with more challenged growth internationally.

We do believe there are positives that should not be overlooked. Namely, the influence of potentially lower energy prices that aid consumer spending (which drives over 70% of the U.S. economy) and its benefits to reducing business costs. Lower energy and input costs should keep a lid on inflationary pressures that will allow the Federal Reserve (Fed) to remain accommodative with low interest rates longer, which will help the housing market and capital expenditures. After more than five years since corporate America tightened its belt and reduced spending, we do believe we should see an increase in capital spending going forward.

The worldwide deleveraging process that has taken place since the great recession has lowered the overall growth trajectory for the global economy. This environment has its drawbacks for many companies, but also creates advantages for those that have unique products and services to take wallet/market share. After years of cost cutting, there isn’t much low hanging fruit remaining to increase profitability, so organic growth will be essential to sustain increased earnings.

We believe the best path to navigate this environment is to seek out unique business models that offer differentiated products and services that can grow regardless of the overall economic environment. Companies that offer the right product, at the right price, at the right time, can garner an increased percentage wallet share of consumer and business spending and take market share from more traditional commoditized competitors.

Currently, we are finding attractive growth opportunities in a range of areas such as groundbreaking biotechnology therapies treating illnesses, information technology companies, disruptive e-commerce models and retailers that offer must have items. We continue to approach our strategy with a long-term focus, maintaining our high-conviction growth names and allowing this growth to compound for years to come, which we believe will translate into attractive returns going forward.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Strategic Growth Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund, Class I, versus the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Classification.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns‡
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

7.94%	17.41%	13.24%	6.82%	Class I
13.05%	20.26%	15.81%	8.49%	Russell 1000 Growth Index
9.10%	19.34%	14.57%	7.94%	Lipper Multi-Cap Growth Funds Classification

‡	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2014	www.bishopstreetfunds.com

Strategic Growth Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Illumina	4.6%

2.	LinkedIn	4.6%

3.	priceline.com	4.5%

4.	Vertex Pharmaceuticals	4.1%

5.	Biogen Idec	4.0%

6.	Bristol-Myers Squibb	3.9%

7.	Visa	3.9%

8.	Celgene	3.9%

9.	Amazon.com	3.8%

10.	Baidu	3.7%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)
COMMON STOCK†— 99.4%
Consumer Discretionary — 18.9%
6,227	Amazon.com*	$1,932
20,379	Michael Kors Holdings*	1,530
12,270	Nike	1,180
1,997	priceline.com*	2,277
4,609	Tesla Motors*	1,025
19,939	Tractor Supply	1,572

		9,516

Energy — 5.5%
59,310	Cabot Oil & Gas	1,756
21,288	FMC Technologies*	997

		2,753

Bishop Street Funds

Strategic Growth Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Health Care — 27.0%
7,917	Alexion Pharmaceuticals*	$1,465
5,933	Biogen Idec*	2,014
33,557	Bristol-Myers Squibb	1,981
17,330	Celgene*	1,939
12,460	Illumina*	2,300
14,742	Pharmacyclics*	1,802
17,385	Vertex Pharmaceuticals*	2,065

		13,566

Industrials — 5.9%
36,738	Fastenal	1,747
5,138	Precision Castparts	1,238

		2,985

Information Technology — 38.8%
12,363	Alibaba Group Holding*	1,285
31,150	ARM Holdings PLC	1,442
8,175	Baidu*	1,864
31,521	Cognizant Technology Solutions*	1,660
22,796	Facebook*	1,778
9,998	LinkedIn*	2,297
9,350	MercadoLibre	1,194
30,754	Salesforce.com*	1,824
23,216	Splunk*	1,369
41,460	Twitter*	1,487
7,433	Visa	1,949
15,952	VMware*	1,316

		19,465

Materials — 3.3%
13,700	Monsanto	1,637

TOTAL COMMON STOCK (Cost $43,773)		49,922

SHORT-TERM INVESTMENT (A) — 0.8%
397,851	Dreyfus Cash Management Fund, Institutional Shares, 0.040% (Cost $398)	398

TOTAL INVESTMENTS (Cost $44,171) — 100.2%		$50,320

Percentages are based on Net Assets of $50,241 (000).

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of December 31, 2014.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

PLC — Public Limited Company

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Dividend Value Fund

In 2014, the U.S. economy made its strongest showing since 2010. The stock market as measured by the S&P 500 reached record levels during the year and ended the year with a double digit return. The stock market’s appreciation was driven by a combination of mid-single digit earnings growth and investors’ willingness to pay a higher multiple for earnings. The S&P closed the year at over 17X trailing earnings. The major U.S. stock market indexes such as the S&P 500 and the Russell 1000 now have posted their 6th straight year of positive total returns and their 3rd consecutive year of double digit total returns. The surprises for 2014 were the dramatic moves in U.S. Treasury yields and oil prices during the year.

The Bishop Street Dividend Value Fund produced a net total return of 12.08% versus a total return of 13.45% for the Russell 1000 Value Index for 2014. Although the Fund lagged its benchmark index, the Fund performed well relative to its mutual fund peers as measured by the Morningstar Large Value Category. The Morningstar Large Value peer group return was 10.21% for the calendar year 2014.

In reviewing 2014 performance attribution, six sectors in the Russell 1000 Value Index produced returns in excess of 10%. The six sectors were Information Technology (+28.8%), Utilities (+27.4%), Health Care (+22.5%), Consumer Staples (+17.3%), Financials (+15.3%) and Consumer Discretionary (+14.4%). Energy (-7.7%) was the only sector that was down in 2014. The investor surprises of lower Treasury yields and sharply declining oil prices impacted sector and sub sector performance.

For the Fund, overall sector allocation was modestly positive on a relative basis given our underweight to the Energy sector and overweight to the Information Technology sector. The strategy performed well relative to the Russell 1000 Value Index in the Energy, Materials and Consumer Discretionary sectors.

In Energy, only Kinder Morgan produced a positive return but in general our high quality, energy stocks were down less. The Consumer Discretionary sector benefited from allocation and selection. Time Warner, Hanes Brands, and Home Depot were standouts in this sector. Relative performance in Materials was driven by stock selection. Sherwin Williams was the top performing stock in Materials. This sector in the portfolio also benefited from no exposure to metals and mining stocks.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Relative to Russell 1000 Value Index, the strategy did not keep pace in the Health Care, Financials and Telecommunications sectors. In Health Care, Amgen and AbbVie outperformed the sector, but Roche Holdings Ltd-Spons ADR accounted for most of the relative underperformance. Roche Holdings Ltd-Spons ADR declined in December due to results of a study on a triple combination used in a breast cancer that disappointed investors. We believe the company continues to be a leader in oncology. In Financials, not owning Berkshire Hathaway, which pays no dividend, accounted for the majority of the underperformance. Also, Telecom did not respond to a decline in Treasury yields due to a price war in the wireless business. Our holding in Verizon Communications was impacted by investor concerns and detracted in the Telecommunications sector.

Outlook

Although many investors are excited about the strength of the U.S. dollar and the decline in oil prices, we would expect that a strong dollar and weak oil prices will impact the growth of S&P 500 earnings. For 2015, we look for modest earnings growth. Over the past 3 years, increases in the multiple investors are willing to pay for earnings has been a major factor driving prices higher. Price advances going forward will be more dependent on earnings growth.

Given the progress in the domestic labor market, there is a high probability that the Federal Reserve (Fed) will raise rates for the first time in 9 years over the coming year. In the short term, this could create volatility as the market adjusts. Given that we invest in dividend paying stocks, we want to be as agnostic as possible to potential interest rate changes. We are mindful of how our portfolio yield is generated and plan to stay diversified across sectors.

In a market environment where valuations and expectations are elevated, we will continue to focus on quality. Return on invested capital, balance sheet quality and sustainable profitability are key quality metrics that are important to future valuations. We remain consistent in our approach of investing in leading business franchises generating high levels of free cash flow from operations which sustains dividend growth. Ultimately, we believe these companies have the potential to offer compelling risk-adjusted returns in most market environments, and just as importantly can offer some downside protection with lower volatility.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Dividend Value Fund, Class I, versus the Russell 1000 Value Index, and the Lipper Large-Cap Core Funds Classification.

# Account value if you reinvested income and capital gains.

‡ Performance begins on April 30, 2006.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

12.08%	17.06%	14.08%	5.95%	Class I*
13.45%	20.89%	15.42%	6.65%	Russell 1000 Value Index
11.32%	19.12%	13.90%	6.79%	Lipper Large-Cap Core Funds Classification

*	Commenced operations on 05/03/06.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2014	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Microsoft	2.8%

2.	Johnson & Johnson	2.7%

3.	Exxon Mobil	2.6%

4.	JPMorgan Chase	2.6%

5.	Comcast	2.5%

6.	Wells Fargo	2.5%

7.	Pfizer	2.5%

8.	Apple	2.4%

9.	Merck	2.3%

10.	Verizon Communications	2.3%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK — 96.7%
Consumer Discretionary — 8.6%
24,570	Comcast	$1,425
2,600	Hanesbrands	290
10,240	Home Depot	1,075
7,675	Macy’s	505
8,000	McDonald’s	750
3,150	Time Warner	269
5,960	VF	446

		4,760

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Consumer Staples — 12.2%
17,350	Altria Group	$855
2,375	Anheuser-Busch InBev NV	267
9,425	Coca-Cola Co.	398
6,350	Coca-Cola Enterprises	281
8,875	CVS	855
7,700	General Mills	411
5,650	Kimberly-Clark	653
4,600	Kraft Foods Group	288
13,300	Philip Morris International	1,083
10,950	Procter & Gamble	997
8,205	Wal-Mart Stores	704

		6,792

Energy — 8.9%
5,700	BP PLC	217
7,250	Chevron	813
3,475	ConocoPhillips	240
15,825	Exxon Mobil	1,463
9,950	Kinder Morgan	421
7,600	Occidental Petroleum	613
7,725	Royal Dutch Shell PLC ADR	517
8,050	Schlumberger	688

		4,972

Financials — 17.8%
4,723	ACE	542
5,425	American Express	505
2,410	BlackRock	862
4,264	Chubb	441
5,958	CME Group	528
7,280	Duke Realty‡	147
23,134	JPMorgan Chase	1,448
13,083	Marsh & McLennan	749
5,125	MetLife	277
6,215	Northern Trust	419
6,389	PNC Financial Services Group	583
2,152	Public Storage‡	398
1,815	Simon Property Group‡	330
4,260	T Rowe Price Group	366
19,860	US Bancorp	893
25,859	Wells Fargo	1,417

		9,905

December 31, 2014	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Health Care — 13.5%
10,470	AbbVie	$685
7,185	Amgen	1,145
3,470	Covidien PLC	355
14,425	Johnson & Johnson	1,508
5,520	Medtronic	398
23,200	Merck	1,318
44,250	Pfizer	1,378
21,725	Roche Holding AG	739

		7,526

Industrials — 12.0%
5,050	Boeing	656
6,630	Dover	475
16,940	General Electric	428
9,725	Honeywell International	972
3,400	Illinois Tool Works	322
2,900	Lockheed Martin	558
3,575	Parker Hannifin	461
9,550	Raytheon	1,033
5,900	United Parcel Service	656
6,100	United Technologies	702
8,100	Waste Management	416

		6,679

Information Technology — 13.6%
12,100	Apple	1,336
7,400	Automatic Data Processing	617
26,200	Cisco Systems	729
19,675	EMC	585
33,025	Intel	1,198
3,710	International Business Machines	595
5,825	Kla-Tencor	410
34,000	Microsoft	1,579
10,000	Texas Instruments	535

		7,584

Materials — 3.2%
9,800	EI du Pont de Nemours	725
1,875	LyondellBasell Industries NV	149
2,300	Sherwin-Williams	605
6,850	Sonoco Products	299

		1,778

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Telecommunication Services — 2.3%
27,080	Verizon Communications	$1,267

Utilities — 4.6%
5,500	American Electric Power	334
9,550	CMS Energy	332
4,225	Dominion Resources	325
3,475	Duke Energy	290
3,125	NextEra Energy	332
6,250	Northeast Utilities	335
2,600	Sempra Energy	289
6,175	Wisconsin Energy	326

		2,563

TOTAL COMMON STOCK (Cost $36,841)		53,826

	EXCHANGE TRADED FUND — 0.5%
1,500	SPDR S&P 500 ETF Trust, Ser 1 (Cost $312)	308

	PREFERRED STOCK — 0.5%
Financials — 0.5%
13,395	Fifth Third Bancorp, 8.50% (Cost $236)	273

	SHORT-TERM INVESTMENT (A) — 3.0%
1,675,164	Dreyfus Cash Management Fund, Institutional Shares, 0.040% (Cost $1,675)	1,675

TOTAL INVESTMENTS (Cost $39,064) — 100.7%		$56,082

Percentages are based on Net Assets of $55,665 (000).

‡	Real Estate Investment Trust

(A)	The rate shown is the 7-day effective yield as of December 31, 2014.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

PLC — Public Limited Company

Ser — Series

SPDR — Standard & Poor’s Depositary Receipt

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

Amidst expectations that interest rates would rise, the broader fixed income market continued its rally into 2014 and surprised investors with a 6% return for the year. The U.S. stock market remained resilient and produced better than a 13% return for the year spurred by incremental improvements to the domestic economy and fund flows driven by a strengthening dollar, global economic malaise and growing geopolitical tensions.

The U.S. economy appears to be the bright spot among global economies as economic weakness persisted overseas, causing Central Banks to look towards further stimulus to support their declining growth profiles. As a consequence, government bond rates continued to fall with the 10-year German and Japanese debt trading below 1%. U.S. treasuries (20+ years) led the bond market with a return of 27.5% for the year. Meanwhile a strengthening U.S. economy convinced the Federal Reserve to end its bond purchasing program in October and to begin preparing the market for a gradual rise in the Fed Funds rate.

The Bishop Street High Grade Income Fund modestly underperformed the Barclays Government/Credit Index for the year due to its defensive duration position and an overweight concentration to corporate bonds. Looking ahead, the Fund is positioned for a modest rise in interest rates and should perform well. Although current rates reflect a low growth and low inflation environment we expect interest rates to rise modestly in the second half of 2015 as domestic economic fundamentals continue to improve.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Bishop Street Funds

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2014	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the High Grade Income Fund, Class I, versus the Barclays U.S. Government/Credit Index, and the Lipper Corporate A-Rated Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

5.77%	2.64%	4.08%	4.88%	Class I
6.01%	2.76%	4.69%	4.70%	Barclays U.S. Government/Credit Index
7.66%	4.14%	5.75%	4.75%	Lipper Corporate A-Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

High Grade Income Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	U.S. Treasury Bond	4.500%	08/15/39	2.4%

2.	St. Louis School District, Qualified School Construction Boards	6.100%	04/01/25	1.8%

3.	International Business Machines	8.375%	11/01/19	1.7%

4.	Aflac	8.500%	05/15/19	1.7%

5.	Little Blue Valley Sewer District	6.200%	09/01/30	1.6%

6.	FHLB	5.125%	03/10/17	1.6%

7.	FHLB	3.750%	12/14/18	1.6%

8.	U.S. Treasury Bond	3.625%	08/15/43	1.6%

9.	MetLife	6.817%	08/15/18	1.6%

10.	Halliburton	6.150%	09/15/19	1.6%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

CORPORATE OBLIGATIONS — 59.6%
Banks — 4.3%
	Bank of Oklahoma
$500	0.922%, 05/15/17 (A)	$499
	Barclays Bank PLC
500	6.750%, 05/22/19	588
	Citigroup
520	6.000%, 08/15/17 Goldman Sachs Group MTN	575
500	7.500%, 02/15/19	595

December 31, 2014	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Banks — (continued)
	JPMorgan Chase
$450	3.150%, 07/05/16	$463
	US Bancorp MTN
500	3.000%, 03/15/22	505

		3,225

Consumer Discretionary — 7.1%
	Amazon.com
250	4.800%, 12/05/34	262
	Anheuser-Busch InBev Finance
425	1.250%, 01/17/18	420
	Anheuser-Busch InBev Worldwide
160	7.750%, 01/15/19	194
	AutoZone
250	4.000%, 11/15/20	266
	Comcast
550	3.600%, 03/01/24	577
	DIRECTV Holdings LLC
275	3.800%, 03/15/22	280
	Dollar General
500	1.875%, 04/15/18	483
	Ford Motor Credit LLC
500	2.375%, 03/12/19	497
	Home Depot
700	5.875%, 12/16/36	914
	Johnson Controls
500	4.250%, 03/01/21	540
	McDonald’s MTN
350	1.875%, 05/29/19	348
	Target
525	2.300%, 06/26/19	532

		5,313

Consumer Staples — 4.9%
	Campbell Soup
500	4.250%, 04/15/21	541
	Coca-Cola
200	2.450%, 11/01/20	203
	Colgate-Palmolive MTN
500	1.950%, 02/01/23	473
	ConAgra Foods
250	1.900%, 01/25/18	248

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Consumer Staples — (continued)
	Genentech
$1,000	4.750%, 07/15/15	$1,022
	Hershey
250	2.625%, 05/01/23	245
	Teva Pharmaceutical Finance BV
500	2.400%, 11/10/16	510
	Walgreens Boots Alliance
400	3.300%, 11/18/21	403

		3,645

Energy — 7.7%
	BP Capital Markets PLC
265	3.814%, 02/10/24	267
	Cameron International
375	4.500%, 06/01/21	397
	Devon Energy
400	6.300%, 01/15/19	457
	Halliburton
1,000	6.150%, 09/15/19	1,158
	Hess
400	8.125%, 02/15/19	476
	Kinder Morgan Energy Partners
500	9.000%, 02/01/19	606
	Murphy Oil
500	2.500%, 12/01/17	497
	Occidental Petroleum
375	2.700%, 02/15/23	356
	ONEOK Partners
500	3.200%, 09/15/18	507
	Schlumberger Investment SA
400	3.650%, 12/01/23	418
	Valero Energy
500	6.625%, 06/15/37	590

		5,729

Financials — 13.7%
	Aflac
1,000	8.500%, 05/15/19	1,250
	American International Group
120	2.300%, 07/16/19	120
	Aon
500	3.125%, 05/27/16	513
	Bank of America
750	2.600%, 01/15/19	756

December 31, 2014	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Financials — (continued)
	Bank of New York Mellon MTN
$500	4.150%, 02/01/21	$545
	Branch Banking & Trust
400	1.000%, 04/03/17	396
	General Electric Capital MTN
600	1.234%, 03/15/23 (A)	609
	Lincoln National
500	8.750%, 07/01/19	625
	MetLife
1,000	6.817%, 08/15/18	1,163
	Morgan Stanley MTN
500	5.750%, 10/18/16	537
500	0.681%, 10/18/16 (A)	498
	Principal Financial Group
500	8.875%, 05/15/19	629
	Prudential Financial MTN
320	7.375%, 06/15/19	385
	Royal Bank of Canada MTN
500	2.150%, 03/15/19	502
	State Street
425	4.956%, 03/15/18	460
	Toyota Motor Credit MTN
500	1.375%, 01/10/18	497
	Ventas Realty
415	2.700%, 04/01/20‡	411
	Wells Fargo
300	2.150%, 01/15/19	301

		10,197

Health Care — 7.7%
	Amgen
350	5.700%, 02/01/19	394
520	2.200%, 05/22/19	518
	AstraZeneca PLC
1,000	5.900%, 09/15/17	1,121
	Becton Dickinson and
500	3.125%, 11/08/21	502
	Cigna Corp
600	8.500%, 05/01/19	742
	Gilead Sciences
875	3.050%, 12/01/16	908
	Merck Sharp & Dohme
750	5.000%, 06/30/19	846

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Health Care — (continued)
	UnitedHealth Group
$700	2.875%, 03/15/22	$702

		5,733

Industrials — 2.1%
	Caterpillar
500	7.900%, 12/15/18	610
	Emerson Electric
500	2.625%, 02/15/23	493
	Raytheon
475	2.500%, 12/15/22	463

		1,566

Information Technology — 5.5%
	Affiliated Computer Services
250	5.200%, 06/01/15	254
	EMC
250	1.875%, 06/01/18	249
	Ingram Micro
170	5.000%, 08/10/22	181
	Intel
550	3.300%, 10/01/21	577
	International Business Machines
1,000	8.375%, 11/01/19	1,280
	Microsoft
500	3.625%, 12/15/23	535
	Symantec
500	4.200%, 09/15/20	518
	Texas Instruments
500	1.000%, 05/01/18	491

		4,085

Materials — 3.7%
	BHP Billiton Finance
700	5.250%, 12/15/15	731
	Mosaic
500	5.625%, 11/15/43	573
10	3.750%, 11/15/21	10
	Praxair
500	2.200%, 08/15/22	479
	Rio Tinto Finance USA
750	9.000%, 05/01/19	949

		2,742

December 31, 2014	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Telecommunication Services — 0.9%
	AT&T
$305	5.500%, 02/01/18	$336
	Verizon Communications
375	2.625%, 02/21/20 (B)	371

		707

Transportation — 1.5%
	Burlington Northern Santa Fe LLC
625	4.450%, 03/15/43	653
	Continental Airlines
448	9.000%, 07/08/16	492

		1,145

Utilities — 0.5%
	CenterPoint Energy
350	5.950%, 02/01/17	382

TOTAL CORPORATE OBLIGATIONS (Cost $42,936)		44,469

U.S. TREASURY OBLIGATIONS — 16.8%
	U.S. Treasury Bond
700	7.250%, 05/15/16	765
800	6.000%, 02/15/26	1,096
500	5.375%, 02/15/31	697
700	4.750%, 02/15/37	966
1,350	4.500%, 08/15/39	1,799
245	4.375%, 05/15/41	325
335	3.750%, 08/15/41	404
1,000	3.625%, 08/15/43	1,176
1,000	2.875%, 05/15/43	1,023
	U.S. Treasury Note
275	3.750%, 11/15/18	300
350	3.625%, 02/15/21	385
625	3.125%, 10/31/16	653
500	3.125%, 01/31/17	525
600	2.875%, 03/31/18	631
405	2.625%, 04/30/16	417
250	2.375%, 02/28/15	251
750	2.375%, 07/31/17	777
325	1.375%, 02/28/19	323

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,376)		12,513

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

MUNCIPAL BONDS — 10.2%
	California State, Educational Facilities Authority, Build America
	Bonds, Ser B, RB
$225	2.250%, 10/01/21	$214
	California State, GO
560	6.509%, 04/01/39	670
	City of San Antonio Texas Water System Revenue
250	5.502%, 05/15/29	301
	Houston, Independent School District, GO
250	6.125%, 02/15/28	286
	Hudson County, Improvement Authority, RB, AGM Insured
575	7.400%, 12/01/25	699
	Little Blue Valley Sewer District
1,000	6.200%, 09/01/30	1,208
	Maryland State, Transportation Authority, RB
500	5.788%, 07/01/29	616
	Napa Valley Unified School District, GO
225	6.507%, 08/01/43	318
	New York City Water & Sewer System
1,000	6.124%, 06/15/42	1,140
	New York City, GO
300	6.268%, 03/01/31	346
	Rutgers The State, University of New Jersey, RB
500	3.896%, 05/01/20	530
	St. Louis School District, Qualified School Construction Boards, GO
1,070	6.100%, 04/01/25	1,312

TOTAL MUNICIPAL BONDS (Cost $7,316)		7,640

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.4%
	FHLB
1,100	5.125%, 03/10/17	1,198
475	4.750%, 03/10/23	556
1,000	4.125%, 03/13/20	1,112
1,100	3.750%, 12/14/18	1,192
	FHLMC
875	8.250%, 06/01/16	967
	FHLMC MTN
550	1.250%, 12/29/17	549

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,385)		5,574

December 31, 2014	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 3.3%
	FHLMC, Ser E01488
$157	5.000%, 10/01/18	$164
	FHLMC, Ser G12710
174	5.500%, 07/01/22	184
	FNMA, Ser 2003-33, Cl AB
226	3.750%, 03/25/33	231
	FNMA, Ser 2003-58, Cl D
93	3.500%, 07/25/33	96
	FNMA, Ser 2013-92, Cl MT
108	4.000%, 07/25/41	115
	FNMA, Ser 889958
78	5.000%, 10/01/23	86
	GNMA, Ser 2011-112, Cl JP
556	2.000%, 02/20/40	558
	GNMA, Ser 2012-91, Cl QL
765	2.000%, 09/20/41	659
	GNMA, Ser 2013-109, Cl GA
352	3.500%, 07/16/43	352

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $2,422)		2,445

NON-AGENCY MORTGAGE-BACKED OBLIGATION (A) — 1.1%
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
872	1.880%, 04/25/32 (Cost $788)	825

SHORT-TERM INVESTMENT (C) — 0.8%
	Dreyfus Cash Management Fund, Institutional Shares, 0.040%
587,853	(Cost $588)	588

TOTAL INVESTMENTS (Cost $70,811) — 99.2%		$74,054

Percentages are based on Net Assets of $74,642 (000).

‡	Real Estate Investment Trust

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2014. The maturity date shown is the final maturity date.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. At December 31, 2014, these securities amounted to $371($ Thousands), representing 0.50% of net assets of the Fund.

(C)	The rate shown is the 7-day effective yield as of December 31, 2014.

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(concluded)

AGM — Assured Guaranty Municipal Corp.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

LLC — Limited Liability Corporation

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2014	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

The municipal bond market posted strong gains during the year generating a 9.05% return that surpassed high grade fixed income returns by a significant margin. As the U.S. economic recovery strengthened, gains in consumer and business spending translated into additional tax revenues for states and local governments. Similar to U.S. treasuries, longer-dated municipal bonds generated significant gains as falling interest rates and yield curve flattening attracted investors to extend maturities and take advantage of higher yield opportunities. Longer-dated municipal bonds gained 15.4% as issuers took advantage of the opportunity to refinance existing debt and raise additional funds to finance spending plans. Inflows into municipal bond mutual funds remained strong throughout the year. Lower-quality issues generated a 10.1% return in 2014, led by revenue bonds issued by hospitals, transportation and educational-related entities. We expect that investors’ preferences for revenue bonds will continue in 2015 with a defined revenue stream that is tied to the economic viability of the particular entity.

The Bishop Street Hawaii Municipal Bond Fund underperformed the Barclays Municipal Index in 2014 as forty of fifty states outperformed the State of Hawaii during the year. A positive influence was the Fund’s overweight to longer-dated municipal bonds but looking ahead, we are expecting a modest rise in interest rates and will position the Fund’s duration accordingly.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Hawaii Municipal Bond Fund,

Class I or Class A, versus the Barclays Municipal Bond Index,

and the Lipper Other States Municipal Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

6.36%	2.91%	3.80%	3.67%	Class I

6.10%	2.65%	3.54%	3.41%	Class A
2.87%	1.61%	2.91%	3.10%	Class A, with load**
9.05%	4.30%	5.16%	4.74%	Barclays Municipal Bond Index
9.65%	3.60%	4.36%	3.83%	Lipper Other States Municipal Debt Funds Objective

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2014	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii Department of Budget & Finance State, Sub-Ser	6.500%	07/01/39	3.1%

2.	Hawaii State, Ser EA	5.000%	12/01/22	2.3%

3.	Hawaii State, Airport System Authority, Ser A	5.250%	07/01/27	1.9%

4.	Hawaii State, Ser A	5.000%	01/01/31	1.6%

5.	Hawaii State, Airport System Authority, AMT	5.000%	07/01/24	1.5%

6.	Honolulu Hawaii City & County, Ser A	4.000%	11/01/19	1.5%

7.	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, AGM Insured	6.500%	07/01/33	1.4%

8.	Honolulu Hawaii City & County, Board of Water Supply, Ser A, NATL Insured	5.000%	07/01/26	1.4%

9.	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, AGM Insured	5.000%	11/01/31	1.4%

10.	University of Hawaii, Ser A, NATL Insured	4.500%	07/15/23	1.4%

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 98.3%
Alabama — 0.2%
	Huntsville, Electric System Revenue, RB
$225	5.250%, 12/01/29	$269

Alaska — 0.8%
	Alaska Municipal Bond Bank Authority, Ser 3, RB, Bond Bank Moral Obligation Insured
1,000	5.000%, 09/01/22	1,189

Arkansas — 0.4%
	Little Rock, Sewer Revenue, RB
500	5.000%, 08/01/20	582

California — 3.3%
	California State, GO
200	5.000%, 02/01/21	238
500	5.000%, 10/01/24	619
420	5.000%, 11/01/32	493
1,000	5.000%, 04/01/38	1,090
170	4.500%, 03/01/21	194
150	4.500%, 08/01/30	160
	Sonoma County, Junior College District, GO
1,000	5.000%, 08/01/27	1,211
	University of California, Ser AF, RB
1,000	5.000%, 05/15/36	1,154

		5,159

Florida — 0.7%
	Jacksonville, Capital Improvement Revenue Funding, RB
1,000	5.000%, 10/01/30	1,145

Hawaii — 82.1%
	City & County, Honolulu Hawaii Wastewater System Revenue, Ser B, RB
500	4.000%, 07/01/21	569
	Hawaii County, Ser A, GO
500	5.000%, 09/01/20	592
1,000	5.000%, 07/15/22	1,126
250	5.000%, 09/01/22	304
500	4.000%, 03/01/22	548
	Hawaii County, Ser A, GO, AMBAC Insured
1,000	5.000%, 07/15/15	1,025
	Hawaii County, Ser B, GO
200	5.000%, 09/01/22	243

December 31, 2014	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii Department of Budget & Finance State, Sub-Ser, RB
$4,050	6.500%, 07/01/39	$4,730
	Hawaii State, Airport System Authority, RB, AGM Insured
1,000	5.250%, 07/01/27	1,170
	Hawaii State, Airport System Authority, Ser A, RB
375	5.250%, 07/01/21	442
250	5.250%, 07/01/23	293
2,500	5.250%, 07/01/27	2,923
900	5.250%, 07/01/30	1,047
1,250	5.000%, 07/01/22	1,453
	Hawaii State, Airport System Authority, RB, AMT
2,000	5.000%, 07/01/24	2,291
1,500	4.125%, 07/01/24	1,632
1,000	3.000%, 07/01/17	1,052
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, Radian Insured
1,000	5.000%, 01/01/26	1,011
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
425	6.000%, 07/01/33	513
1,000	4.625%, 07/01/21	1,104
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser B, RB
225	5.000%, 07/01/18	251
55	3.000%, 07/01/19	57
	Hawaii State, Department of Budget & Finance, RB
300	3.600%, 11/15/20	304
300	3.350%, 11/15/19	305
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
2,000	5.000%, 11/01/31	2,124
110	4.250%, 11/01/26	115
	Hawaii State, Department of Transportation, COP, AMT
1,525	5.000%, 08/01/21	1,800
1,085	5.000%, 08/01/27	1,257
	Hawaii State, Harbor System Revenue, Ser A, RB
100	5.000%, 07/01/25	114
1,125	4.250%, 07/01/21	1,270
	Hawaii State, Harbor System Revenue, Ser B, RB, AMT, AGM Insured
500	5.000%, 01/01/23	501
	Hawaii State, Highway Authority, RB
500	5.750%, 01/01/28	579

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$605	5.500%, 07/01/18	$695
1,000	5.500%, 01/01/25	1,151
	Hawaii State, Highway Authority, RB, BHAC Insured
550	4.750%, 01/01/22	615
	Hawaii State, Highway Authority, Ser A, RB
700	5.000%, 01/01/31	810
	Hawaii State, Highway Authority, Ser B, RB, AGM Insured
1,250	5.250%, 07/01/18	1,429
1,600	5.250%, 07/01/19	1,872
500	5.000%, 07/01/16, Pre-Refunded @ 100 (A)	512
	Hawaii State, Housing Finance & Development, Halelauwila Place Project, Ser A, RB
700	0.700%, 12/01/15	700
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB, FHLMC Insured
200	3.900%, 04/01/22	214
115	3.750%, 04/01/21	122
180	3.500%, 04/01/20	189
115	3.000%, 04/01/18	119
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,183
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA Insured
490	3.450%, 01/01/22	512
	Hawaii State, Housing Finance & Development, Wilikina Apartments Project, Ser A, RB
1,000	5.000%, 05/01/34	1,010
	Hawaii State, Ser A, RB
700	5.000%, 01/01/23	853
1,600	5.000%, 01/01/30	1,917
2,100	5.000%, 01/01/31	2,506
500	5.000%, 01/01/33	594
500	5.000%, 01/01/34	592
	Hawaii State, Ser DF, GO, AMBAC Insured
90	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	92
	Hawaii State, Ser DG, GO, AMBAC Insured
1,110	5.000%, 07/01/16, Pre-Refunded @ 100 (A)	1,136
	Hawaii State, Ser DI, GO, AGM Insured
375	5.000%, 03/01/25, Pre-Refunded @ 100 (A)	396
	Hawaii State, Ser DK, GO
280	5.000%, 05/01/18	316
675	5.000%, 05/01/25	758

December 31, 2014	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$1,000	5.000%, 05/01/27	$1,123
	Hawaii State, Ser DN, GO
200	5.250%, 08/01/25	229
	Hawaii State, Ser DO, GO
850	5.000%, 08/01/17	942
	Hawaii State, Ser DQ, GO
100	5.000%, 06/01/21	116
	Hawaii State, Ser DR, GO
1,095	5.000%, 06/01/17	1,206
1,000	5.000%, 06/01/19	1,156
505	4.250%, 06/01/19	568
	Hawaii State, Ser DT, GO
270	5.000%, 11/01/19	315
225	4.500%, 11/01/19	257
	Hawaii State, Ser DY, GO
825	5.000%, 02/01/19	948
1,000	5.000%, 02/01/20	1,171
125	4.000%, 02/01/20	140
	Hawaii State, Ser DZ, GO
1,025	5.000%, 12/01/17	1,147
900	5.000%, 12/01/21	1,083
1,000	5.000%, 12/01/22	1,205
960	5.000%, 12/01/23	1,153
120	5.000%, 12/01/26	143
250	5.000%, 12/01/28	297
250	5.000%, 12/01/30	295
1,000	5.000%, 12/01/31	1,176
	Hawaii State, Ser EA, GO
935	5.000%, 12/01/21	1,125
2,950	5.000%, 12/01/22	3,554
	Hawaii State, Ser EF, GO
1,275	5.000%, 11/01/22	1,550
300	5.000%, 11/01/23	365
	Hawaii State, Ser EH, GO
1,000	5.000%, 08/01/18	1,136
300	5.000%, 08/01/20	354
200	5.000%, 08/01/24	243
500	5.000%, 08/01/32	589
	Hawaii State, Ser EO, GO
1,000	5.000%, 08/01/33	1,192
	Hawaii State, Ser EP, GO
150	5.000%, 08/01/20	177

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$1,000	5.000%, 08/01/22	$1,212
	Hawaii State, COP, AMT
1,000	5.250%, 08/01/25	1,194
	Honolulu City & County, Board of Water Supply, Ser A, RB
525	5.000%, 07/01/31	624
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
1,050	5.000%, 07/01/19	1,220
100	4.000%, 07/01/18	110
400	3.000%, 07/01/17	423
	Honolulu Hawaii City & County, Board of Water Supply, Ser A,
	RB, NATL Insured
2,000	5.000%, 07/01/26, Pre-Refunded @ 100 (A)	2,136
	Honolulu Hawaii City & County, Board of Water Supply, Ser B,
	RB, AMT, NATL Insured
1,000	5.250%, 07/01/20, Pre-Refunded @ 100 (A)	1,068
1,000	5.250%, 07/01/21, Pre-Refunded @ 100 (A)	1,068
325	5.000%, 07/01/15	332
50	5.000%, 07/01/16	53
	Honolulu Hawaii City & County, Ser A, GO
275	5.250%, 08/01/31	322
1,100	5.250%, 04/01/32	1,256
680	5.000%, 11/01/21	821
500	5.000%, 11/01/22	610
1,000	5.000%, 04/01/33	1,126
1,170	5.000%, 11/01/33	1,373
1,000	4.250%, 08/01/32	1,072
2,000	4.000%, 11/01/19	2,244
325	4.000%, 08/01/22	363
500	4.000%, 11/01/37	527
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
60	5.000%, 07/01/19	66
1,000	5.000%, 07/01/22	1,101
	Honolulu Hawaii City & County, Ser B, GO
300	5.000%, 12/01/16	326
250	5.000%, 12/01/18	287
375	5.000%, 08/01/21	452
350	5.000%, 08/01/22	417
	Honolulu Hawaii City & County, Ser B, GO, AGM Insured
1,015	5.250%, 07/01/16	1,088
575	5.250%, 07/01/18	657
	Honolulu Hawaii City & County, Ser C, GO
200	4.750%, 09/01/18	226

December 31, 2014	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Honolulu Hawaii City & County, Ser D, GO
$1,000	5.250%, 09/01/22	$1,173
200	5.250%, 09/01/23	234
	Honolulu Hawaii City & County, Ser D, GO, NATL Insured
500	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	512
	Honolulu Hawaii City & County, Wastewater System Authority,
	Ser A, RB
635	5.000%, 07/01/20	730
1,000	5.000%, 07/01/25	1,169
100	5.000%, 07/01/31	116
1,000	5.000%, 07/01/38	1,111
	Honolulu Hawaii City & County, Wastewater System Authority,
	Ser Junior A-1, RB, NATL Insured
815	5.000%, 07/01/22	867
	Honolulu Hawaii City & County, Wastewater System Authority,
	Ser Senior A, RB, NATL Insured
1,650	5.000%, 07/01/31	1,741
	Honolulu Hawaii City & County, Wastewater System Authority,
	Waipahu Towers Project, Ser A, RB, AMT, GNMA Insured
170	6.900%, 06/20/35	170
	Kauai County, Ser A, GO
250	5.000%, 08/01/21	299
150	5.000%, 08/01/23	180
250	4.000%, 08/01/24	278
250	3.250%, 08/01/23	264
	Kauai County, Ser A, GO, NATL Insured
3,195	5.000%, 08/01/15, Pre-Refunded @ 100 (A)	3,282
415	5.000%, 08/01/21	426
	Maui County, GO
250	5.000%, 06/01/20	295
150	5.000%, 06/01/21	179
	Maui County, GO, NATL Insured
15	5.000%, 03/01/15, Pre-Refunded @ 100 (A)	15
205	5.000%, 03/01/24	206
	Maui County, Ser A, GO
1,000	5.000%, 07/01/19	1,100
	Maui County, Ser A, GO, AGM Insured
1,000	3.500%, 07/01/16	1,046
	Maui County, Ser A, GO, NATL Insured
1,000	4.750%, 07/01/25, Pre-Refunded @ 100 (A)	1,064
	Maui County, Ser B, GO
375	4.000%, 06/01/16	394
500	4.000%, 06/01/21	556

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Maui County, Ser B, GO, NATL Insured
$500	5.000%, 07/01/16	$534
	University of Hawaii, College Improvements Project, Ser A, RB, AGC Insured
1,400	5.000%, 10/01/23	1,498
	University of Hawaii, College Improvements Project, Ser A, RB, NATL Insured
200	5.000%, 07/15/19	213
150	5.000%, 07/15/22	159
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	119
	University of Hawaii, Ser A, RB, NATL Insured
975	5.000%, 07/15/21	1,036
2,000	4.500%, 07/15/23	2,107
	University of Hawaii, Ser A-2, RB
1,030	4.000%, 10/01/18	1,129

		126,969

Indiana — 0.1%
	Indiana State, Housing & Community Development Authority, Ser C, RB, GNMA/FNMA/FHLMC Insured
80	4.100%, 06/01/27	85

Kansas — 0.4%
	Sedgwick County, Unified School District No. 260 Derby, GO
500	5.000%, 10/01/29	584

Kentucky — 0.4%
	Kentucky Asset Liability Commission, Ser A, RB
575	5.000%, 09/01/21	675

Maine — 0.5%
	Maine State, Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	835

Maryland — 0.8%
	Baltimore, Ser B, RB
500	5.000%, 07/01/27	599
	Maryland State, GO
575	5.000%, 03/01/22	675

		1,274

Massachusetts — 0.5%
	Massachusetts Bay, Transportation Authority, Ser A, RB
600	5.250%, 07/01/29	775

December 31, 2014	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Nebraska — 0.1%
	Omaha, GO
$100	5.250%, 10/15/19	$115

New Jersey — 0.4%
	New Jersey Transportation Trust Fund Authority, Ser A, RB
500	5.500%, 06/15/41	561

New York — 2.0%
	Metropolitan Transportation Authority, Ser A, RB
1,000	4.000%, 11/15/20	1,118
	New York City Trust for Cultural Resources, Ser S, RB
1,000	5.000%, 07/01/41	1,145
	New York, New York, Ser H, GO
500	5.000%, 08/01/20	587
	New York, New York, Ser J, GO
275	5.000%, 08/01/33	322

		3,172

North Carolina — 0.5%
	Charlotte, Ser E, COP
725	5.000%, 06/01/34	813

Ohio — 0.9%
	Akron, RB
1,000	5.000%, 12/01/33	1,145
	Ohio State, Ser B, GO
300	5.000%, 08/01/22	364

		1,509

Oklahoma — 0.1%
	Oklahoma City Water Utilities Trust, RB
125	5.000%, 07/01/40	141

Oregon — 0.2%
	Oregon State, Facilities Authority, Providence Health Services, RB
225	5.000%, 10/01/19	261

Texas — 2.1%
	Arlington Higher Education Finance, RB
750	5.000%, 08/15/27	902
	Dallas Area Rapid Transit, RB
500	5.000%, 12/01/36	570
	Midland County, Fresh Water Supply District No. 1, Ser A, RB
1,000	5.000%, 09/15/37 (B)	355
	North East Independent School District, GO
275	5.250%, 02/01/28	352

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Texas — (continued)
	Port of Houston Authority, Ser D-1, GO
$1,000	5.000%, 10/01/35	$1,139

		3,318

Utah — 0.1%
	Central Utah Water Conservancy District, Ser B, GO
200	5.250%, 04/01/23	238

Washington — 1.7%
	Port of Seattle Washington, Ser A, RB
750	5.000%, 08/01/26	884
	Snohomish County, School District No. 306 Lakewood, GO
1,000	5.000%, 12/01/26	1,215
	Washington State, Ser R-2015, GO
450	5.000%, 07/01/20	531

		2,630

TOTAL MUNICIPAL BONDS (Cost $146,578)		152,299

	SHORT-TERM INVESTMENT (C) — 0.4%
	Dreyfus Tax-Exempt Cash Management Fund, Institutional
542,876	Shares, 0.000% (Cost $543)	543

TOTAL INVESTMENTS (Cost $147,121) — 98.7%		$152,842

Percentages are based on Net Assets of $154,864 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)	The rate reported is the 7-day effective yield as of December 31, 2014.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax

BHAC — Berkshire Hathaway Assurance Corporation

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

December 31, 2014	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2014

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Assets:
Investments, at Cost	$44,171	$39,064	$70,811

Investments, at Value	$50,320	$56,082	$74,054
Dividends and Interest Receivable	17	97	731
Reclaim Receivable	—	5	2
Receivable for Investment Securities Sold	—	37	—
Prepaid Expenses	2	2	8

Total Assets	50,339	56,223	74,795

Liabilities:
Advisory Fees Payable	32	32	25
Payable for Fund Shares Redeemed	21	—	20
Administrative Fees Payable	5	9	7
Shareholder Servicing Fees Payable	4	5	6
Chief Compliance Officer Fees Payable	1	1	1
Payable for Investment Securities Purchased	—	483	—
Income Distribution Payable	—	—	50
Other Accrued Expenses Payable	35	28	44

Total Liabilities	98	558	153

Net Assets	$50,241	$55,665	$74,642

Paid-in Capital	$43,710	$46,350	$71,310
Accumulated Net Realized Gain (Loss) on Investments	382	(7,703)	89
Net Unrealized Appreciation on Investments	6,149	17,018	3,243

Net Assets	$50,241	$55,665	$74,642

Class I Shares:
Net Assets	$50,241	$55,665	$74,642
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,518	4,089	7,430
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$14.28	$13.62	$10.05

Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Statement of Assets and Liabilities (000)

December 31, 2014

Hawaii Municipal Bond Fund
Assets:
Investments, at Cost	$147,121

Investments, at Value	$152,842
Dividends and Interest Receivable	2,374
Receivable for Fund Shares Sold	52
Prepaid Expenses	7

Total Assets	155,275

Liabilities:
Income Distribution Payable	258
Advisory Fees Payable	33
Shareholder Servicing Fees Payable	13
Administrative Fees Payable	9
Chief Compliance Officer Fees Payable	2
Other Accrued Expenses Payable	96

Total Liabilities	411

Net Assets	$154,864

Paid-in Capital	$149,060
Undistributed Net Investment Income	15
Accumulated Net Realized Gain on Investments	68
Net Unrealized Appreciation on Investments	5,721

Net Assets	$154,864

Class I Shares:
Net Assets	$132,540
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,184
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.88

Class A Shares:
Net Assets	$22,324
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,053
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.88

Maximum Offering Price Per Shares — Class A ($10.88/ 97.00%)	$11.22

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2014

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Investment Income:
Dividend Income	$173	$1,898	$—
Interest Income	—	3	2,307
Less: Foreign Taxes Withheld	(1)	(13)	—

Total Investment Income	172	1,888	2,307

Expenses:
Investment Adviser Fees	392	421	412
Shareholder Servicing Fees	133	142	187
Administrative Fees	106	114	150
Chief Compliance Officer Fees	3	3	4
Transfer Agent Fees	42	43	47
Audit Fees	15	16	22
Printing Fees	12	13	17
Legal Fees	10	11	14
Trustees’ Fees	6	6	8
Custody Fees	5	5	5
Registration Fees	4	3	16
Pricing Fees	1	1	14
Line of Credit	1	—	—
Miscellaneous Expenses	2	2	6

Total Expenses	732	780	902

Less Waivers:
Shareholder Servicing Fees	(80)	(85)	(112)
Administrative Fees	(42)	(46)	(60)
Investment Adviser Fees	—	(53)	(160)

Total Waivers	(122)	(184)	(332)

Total Net Expenses	610	596	570

Net Investment Income (Loss)	(438)	1,292	1,737

Net Realized Gain on Investments	4,990	8,108	498
Net Change in Unrealized Appreciation (Depreciation) on Investments	(846)	(2,978)	1,911

Net Realized and Unrealized Gain on Investments	4,144	5,130	2,409

Increase in Net Assets Resulting from Operations	$3,706	$6,422	$4,146

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Statement of Operations (000)

For the year ended December 31, 2014

Hawaii Municipal Bond Fund
Investment Income:
Interest Income	$4,892

Total Investment Income	4,892

Expenses:
Investment Adviser Fees	533
Shareholder Servicing Fees	381
Administrative Fees	305
Distribution Fees, Class A	57
Chief Compliance Officer Fees	7
Transfer Agent Fees	92
Audit Fees	45
Printing Fees	35
Pricing Fees	30
Legal Fees	29
Trustees’ Fees	16
Registration Fees	10
Custody Fees	8
Miscellaneous Expenses	12

Total Expenses	1,560

Less Waivers:
Investment Adviser Fees	(237)
Shareholder Servicing Fees	(228)
Administrative Fees	(198)

Total Waivers	(663)

Total Net Expenses	897

Net Investment Income	3,995

Net Realized Gain on Investments	1,128
Net Change in Unrealized Appreciation on Investments	4,107

Net Realized and Unrealized Gain on Investments	5,235

Increase in Net Assets Resulting from Operations	$9,230

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Strategic Growth Fund		Dividend Value Fund
	2014	2013	2014	2013
Investment Activities from Operations:
Net Investment Income (Loss)	$(438)	$(135)	$1,292	$1,089
Net Realized Gain on Investments	4,990	14,858	8,108	4,630
Net Change in Unrealized Appreciation (Depreciation) on Investments	(846)	840	(2,978)	9,171

Increase in Net Assets Resulting from Operations	3,706	15,563	6,422	14,890

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	—	(1,298)	(1,091)
Capital Gains:
Class I Shares	(4,859)	(11,683)	—	—

Total Dividends and Distributions to Shareholders	(4,859)	(11,683)	(1,298)	(1,091)

Capital Share Transactions:
Proceeds from Shares Issued	5,067	3,189	1,238	925
Reinvestments of Cash Distributions	3,677	8,843	897	781
Cost of Shares Redeemed	(14,348)	(5,558)	(13,054)	(11,182)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,604)	6,474	(10,919)	(9,476)

Total Increase (Decrease) in Net Assets	(6,757)	10,354	(5,795)	4,323

Net Assets:
Beginning of Year	56,998	46,644	61,460	57,137

End of Year	$50,241	$56,998	$55,665	$61,460

Undistributed (Accumulated Net Investment Loss/) Net Investment Income	$—	$—	$—	$2

Share Transactions:
Shares Issued	339	197	99	83
Shares Issued in Lieu of Cash Distributions	250	641	70	68
Shares Redeemed	(986)	(363)	(1,025)	(1,021)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(397)	475	(856)	(870)

Amounts designated as “—” are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund
	2014	2013	2014	2013
Investment Activities from Operations:
Net Investment Income	$1,737	$1,753	$3,995	$4,225
Net Realized Gain (Loss) on Investments	498	1,338	1,128	(830)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,911	(5,307)	4,107	(7,489)

Increase (Decrease) in Net Assets Resulting from Operations	4,146	(2,216)	9,230	(4,094)

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(1,739)	(1,729)	(3,436)	(3,598)
Class A Shares	—	—	(551)	(623)
Capital Gains:
Class I Shares	(423)	(1,742)	(198)	(531)
Class A Shares	—	—	(33)	(100)

Total Dividends and Distributions to Shareholders	(2,162)	(3,471)	(4,218)	(4,852)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	5,020	5,470	15,402	19,570
Reinvestments of Cash Distributions	1,447	2,240	612	704
Cost of Shares Redeemed	(7,816)	(13,787)	(13,999)	(20,664)

Total Class I Capital Share Transactions	(1,349)	(6,077)	2,015	(390)

Class A Shares:
Proceeds from Shares Issued	—	—	899	2,503
Reinvestments of Cash Distributions	—	—	446	603
Cost of Shares Redeemed	—	—	(4,156)	(2,961)

Total Class A Capital Share Transactions	—	—	(2,811)	145

Net Decrease in Net Assets from Capital Share Transactions	(1,349)	(6,077)	(796)	(245)

Total Increase (Decrease) in Net Assets	635	(11,764)	4,216	(9,191)

Net Assets:
Beginning of Year	74,007	85,771	150,648	159,839

End of Year	$74,642	$74,007	$154,864	$150,648

Undistributed Net Investment Income	$—	$1	$15	$7

Share Transactions:
Class I Shares:
Shares Issued	503	534	1,427	1,806
Shares Issued in Lieu of Cash Distributions	144	224	57	66
Shares Redeemed	(783)	(1,357)	(1,302)	(1,921)

Total Class I Transactions	(136)	(599)	182	(49)

Class A Shares:
Shares Issued	—	—	83	228
Shares Issued in Lieu of Cash Distributions	—	—	41	56
Shares Redeemed	—	—	(387)	(274)

Total Class A Transactions	—	—	(263)	10

Net Decrease in Shares Outstanding from Share Transactions	(136)	(599)	(81)	(39)

Amounts designated as “—” are either $0 or zero shares, or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

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Bishop Street Funds

Financial Highlights

For a share outstanding throughout the years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions

STRATEGIC GROWTH FUND
Class I Shares:
2014	$14.56	$(0.12)	$1.30	$1.18	$—	$(1.46)	$(1.46)
2013	13.56	(0.04)	4.59	4.55	—	(3.55)	(3.55)
2012	12.24	0.03	1.32 ††	1.35	(0.03)	—	(0.03)
2011	12.65	(0.01)	(0.40)	(0.41)	—	—	—
2010	10.64	(0.01)	2.02	2.01	—	—	—
DIVIDEND VALUE FUND
Class I Shares:
2014	$12.43	$0.29	$1.20	$1.49	$(0.30)	$—	$(0.30)
2013	9.83	0.21	2.61	2.82	(0.22)	—	(0.22)
2012	9.05	0.21	0.79	1.00	(0.22)	—	(0.22)
2011	8.68	0.19	0.37	0.56	(0.19)‡	—	(0.19)
2010	7.83	0.16	0.85	1.01	(0.16)‡	—	(0.16)
HIGH GRADE INCOME FUND
Class I Shares:
2014	$9.78	$0.23	$0.33	$0.56	$(0.23)	$(0.06)	$(0.29)
2013	10.51	0.22	(0.50)	(0.28)	(0.22)	(0.23)	(0.45)
2012	10.44	0.26	0.26	0.52	(0.26)	(0.19)	(0.45)
2011	10.42	0.35	0.36	0.71	(0.34)	(0.35)	(0.69)
2010	10.65	0.41	0.18	0.59	(0.40)	(0.42)	(0.82)
HAWAII MUNICIPAL BOND FUND
Class I Shares:
2014	$10.52	$0.29	$0.38	$0.67	$(0.29)	$(0.02)	$(0.31)
2013	11.13	0.29	(0.57)	(0.28)	(0.29)	(0.04)	(0.33)
2012	10.94	0.32	0.23	0.55	(0.32)	(0.04)	(0.36)
2011	10.41	0.36	0.53	0.89	(0.36)	—	(0.36)
2010	10.62	0.38	(0.20)	0.18	(0.38)	(0.01)	(0.39)
Class A Shares:
2014	$10.52	$0.26	$0.38	$0.64	$(0.26)	$(0.02)	$(0.28)
2013	11.13	0.27	(0.57)	(0.30)	(0.27)	(0.04)	(0.31)
2012	10.94	0.29	0.23	0.52	(0.29)	(0.04)	(0.33)
2011	10.41	0.33	0.53	0.86	(0.33)	—	(0.33)
2010	10.62	0.35	(0.20)	0.15	(0.35)	(0.01)	(0.36)

(1)	Per share net investment income calculated using average shares.
**	Amount represents less than $0.01.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
††	Includes payment by affiliate of $0.03 per share. If payments by affiliates were not made, total return would have been decreased by 0.27%. (See Note 5)
‡	Includes return of capital of less than $0.01.

Amounts	designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$14.28	7.94%	$50,241	1.15%	1.38%	(0.83)%	44%
14.56	35.03	56,998	1.17	1.40	(0.26)	130
13.56	11.05 ††	46,644	1.17	1.40	0.21	68
12.24	(3.24)	50,413	1.16	1.39	(0.12)	53
12.65	18.89	50,054	1.14	1.37	(0.12)	53

$13.62	12.08%	$55,665	1.05%	1.37%	2.27%	21%
12.43	28.84	61,460	1.05	1.38	1.87	13
9.83	11.07	57,137	1.05	1.38	2.19	17
9.05	6.53	58,686	1.05	1.38	2.16	11
8.68	13.07	53,864	1.05	1.47	1.98	84

$10.05	5.77%	$74,642	0.76%	1.20%	2.32%	28%
9.78	(2.69)	74,007	0.76	1.21	2.18	35
10.51	5.05	85,771	0.76	1.20	2.47	39
10.44	6.94	93,106	0.76	1.17	3.31	52
10.42	5.63	103,885	0.76	1.16	3.79	39

$10.88	6.36%	$132,540	0.55%	0.99%	2.66%	27%
10.52	(2.47)	126,289	0.55	1.01	2.72	29
11.13	5.06	134,179	0.55	0.99	2.86	23
10.94	8.72	130,345	0.55	0.97	3.41	32
10.41	1.70	132,392	0.55	0.97	3.54	35

$10.88	6.10%	$22,324	0.80%	1.24%	2.41%	27%
10.52	(2.72)	24,359	0.80	1.26	2.47	29
11.13	4.80	25,660	0.80	1.24	2.61	23
10.94	8.45	23,381	0.80	1.22	3.16	32
10.41	1.44	28,160	0.80	1.22	3.29	35

The accompanying notes are an integral part of the financial statements.

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Bishop Street Funds

Notes to Financial Statements

December 31, 2014

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of four funds (each a Fund, collectively the “Funds”) which includes the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and the Hawaii Municipal Bond Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates in the Preparation of Financial Statements

The Trust is an investment company in conformity with U.S. generally accepted accounting principles (U.S. GAAP). Therefore, the Trust follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Such

Bishop Street Funds

methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not the above methods are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

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Bishop Street Funds

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2014, all investments in the Strategic Growth Fund and Dividend Value Fund were considered level 1. There were no significant transfers between Level 1, Level 2 and Level 3 assets and liabilities. For the year ended December 31, 2014 there were no Level 3 investments.

The following is a summary of the inputs used as of December 31, 2014 in valuing the following Fund’s investments carried at value:

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$44,469	$—	$44,469
U.S. Treasury Obligations	—	12,513	—	12,513
Municipal Bonds	—	7,640	—	7,640
U.S. Government Agency
Obligations	—	5,574	—	5,574
U.S. Government Mortgage-Backed
Obligations	—	2,445	—	2,445
Non-Agency Mortgage-Backed
Obligation	—	825	—	825
Short-Term Investment	588	—	—	588

Total Investments in Securities	$588	$73,466	$—	$74,054

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$152,299	$—	$152,299
Short-Term Investment	543	—	—	543

Total Investments in Securities	$543	$152,299	$—	$152,842

For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no significant changes to the Funds’ fair value methodologies. For the year ended December 31, 2014 there were no Level 3 investments.

Bishop Street Funds

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the effective interest method.

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Strategic Growth and Dividend Value Funds declare and pay dividends from net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income and

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Bishop Street Funds

Hawaii Municipal Bond. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of the agreement with MUFG Union Bank, N.A. (formerly Union Bank, N.A.) the custodian of the Funds (the “Custodian”), if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2014, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has contractually agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees/Waivers.”

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements

Bishop Street Funds

made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2014, the Adviser did not recapture any previously waived fees.

As of December 31, 2014, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Total	Expires
$62	$193	$250	$505	12/31/2015
56	179	282	517	12/31/2016
53	160	237	450	12/31/2017

Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Strategic Growth Fund and the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Strategic Growth Fund and the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTION SERVICES

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Funds. For the fiscal year ended December 31, 2014, the Funds were charged as follows for these services: $106 in the Strategic Growth Fund, $114 in the Dividend Value Fund, $150 in the High Grade Income Fund and $305 in the Hawaii Municipal Bond Fund.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

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Bishop Street Funds

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees/Waivers” on the Statement of Operations.

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

Bishop Street Funds

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2014 are presented below for the Funds.

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$—	$—	$3,514	$—
Other	23,408	11,906	16,747	42,342
Sales and Maturities
U.S. Government Securities	$—	$—	$2,722	$—
Other	34,467	23,355	17,071	40,862

7.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in paydown gains and losses, market discount, REIT adjustments, net operating loss offsetting short term capital gain, and distributions have been reclassified:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
Strategic Growth Fund	438	(438)
Dividend Value Fund	4	(4)
High Grade Income Fund	1	(1)
Hawaii Municipal Bond Fund	—	—

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Bishop Street Funds

The tax character of dividends and distributions declared during the years ended December 31, 2014 and 2013 were as follows:

	Ordinary Income	Tax Exempt Income	Long Term Capital Gain	Total
Strategic Growth Fund
2014	$2,358	$—	$2,501	$4,859
2013	745	—	10,938	11,683
Dividend Value Fund
2014	$1,298	$—	$—	$1,298
2013	1,091	—	—	1,091
High Grade Income Fund
2014	$1,762	$—	$400	$2,162
2013	1,746	—	1,725	3,471
Hawaii Municipal Bond Fund
2014	$—	$3,987	$231	$4,218
2013	4	4,217	631	4,852

As of December 31, 2014, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Tax Exempt Income	—	—	—	4
Undistributed Long-Term Capital Gain Income	633	—	89	70
Capital Loss Carryforwards	—	(7,703)	—	—
Post October Losses	(194)	—	—	—
Unrealized Appreciation	6,092	17,018	3,243	5,729
Other Temporary Differences	—	—	—	1

Total Distributable Earnings	$6,531	$9,315	$3,332	$5,804

Post-October losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Bishop Street Funds

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

Dividend Value Fund
Dec. 2017	$5,865
Dec. 2018	1,838
Total	$7,703

During the period ended December 31, 2014, the Dividend Value Fund utilized capital loss carryforwards of $8,095.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ending December 31, 2014, the Hawaii Municipal Bond Fund fully utilized unlimited capital loss carryforwards $260 to offset realized capital gains, and there were no Capital loss carryforwards that were not subject to expiration.

For Federal income tax purposes, the cost of securities owned at December 31, 2014, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2014 were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$44,228	$39,064	$70,811	$147,113

Gross Unrealized Appreciation	7,176	17,255	3,505	5,904
Gross Unrealized Depreciation	(1,084)	(237)	(262)	(175)

Net Unrealized Appreciation	$6,092	$17,018	$3,243	$5,729

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Bishop Street Funds

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in the Fund.

Hawaii Municipal Bond Fund
% of investments in securities with credit enhancements or liquidity enhancements	27.70%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	8.60% (National Public Finance Guarentee Corporation)

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

Bishop Street Funds

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	LINE OF CREDIT

The Funds, which are not jointly liable, entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with MUFG Union Bank, N.A. (formerly Union Bank, N.A.) (the “Bank”). The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the period at the Bank current reference rate minus 1%.

For the year ended December 31, 2014, the Funds had the following borrowings under the line of credit:

Fund	Average Borrowings (000)	Borrowing Costs (000)	Number of Days outstanding	Weighted Average Interest Rate
Strategic Growth Fund	$5	$1	9	2.25%

10.	OTHER

At December 31, 2014, the percentage of total shares outstanding held by shareholders for each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Strategic Growth Fund, Class I Shares	3	96.48%
Dividend Value Fund, Class I Shares	2	98.17
High Grade Income Fund, Class I Shares	3	91.98
Hawaii Municipal Bond Fund, Class A Shares	1	65.59
Hawaii Municipal Bond Fund, Class I Shares	1	5.13

11.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bishop Street Funds and Shareholders of the Funds as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund (constituting Bishop Street Funds, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 2, 2015

Bishop Street Funds

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Strategic Growth Fund — Class I

Actual Fund Return	$1,000.00	$1,066.20	1.15%	$5.98
Hypothetical 5% Return	1,000.00	1,019.42	1.15	5.84

Dividend Value Fund — Class I

Actual Fund Return	$1,000.00	$1,059.30	1.05%	$5.45
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35

High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$1,017.70	0.76%	$3.87
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$1,021.40	0.55%	$2.80
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	$1,021.10	0.80%	$4.08
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bishop Street Funds

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Bishop Street Funds	(unaudited)

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2014 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
Strategic Growth Fund	51.47%	48.53%	0.00%	100.00%
Dividend Value Fund	0.00%	100.00%	0.00%	100.00%
High Grade Income Fund	18.48%	81.52%	0.00%	100.00%
Hawaii Municipal Bond Fund	5.47%	0.00%	94.53%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

For the fiscal year ended December 31, 2014, each fund has designated the following items with regard to distributions paid during the year.

(E) Dividends Qualifying for Corporate Dividends Receivable Deduction(1)	(F) Qualifying Dividend Income(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends (5)
13.03%	13.23%	0.00%	0.00%	100.00%
100.00%	100.00%	0.00%	0.00%	0.00%
0.00%	0.00%	20.74%	98.28%	100.00%
0.00%	0.00%	0.00%	0.00%	0.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund., The Advisor’s Inner Circle Fund II, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust . President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 – 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2014	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS. Winton Series Trust since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010..
LISA WHITTAKER 35yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (Since 2014)	Attorney. SEI Investments Company 2014 – present. Associate Stradley Ronon Stevens & Young (2009 – 2014).
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

Bishop Street Funds

(unaudited)

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

December 31, 2014	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

MUFG UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565 OR YOUR INVESTMENT SPECIALIST VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-2000

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the past fiscal year.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$92,700	N/A	N/A	$92,700	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $2,302,978 and $2,782,883 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

((a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the
Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 10, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Dated: March 10, 2015

*	Print the name and title of each signing officer under his or her signature.